UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2018

Fortem Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52645	20-4119257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 820, 906 12th Avenue SW, Calgary, Alberta  T2R 1K7

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403.241.8912

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 1.01 Entry into a Material Definitive Agreement

Purchase and Sale Agreement – Black Dragon

On August 16, 2018, but effective as of March 1, 2017, our wholly-owned subsidiary Black Dragon Energy, LLC (“Black Dragon”) entered into a Third Amendment to Purchase and Sale Agreement (the “BD Amendment”), which amended the terms of the Purchase and Sale Agreement dated effective March 1, 2017 (the “BD PSA”), between WEM Dragon, LLC (“WEM”) and Black Dragon. The terms of the BD PSA were disclosed in Current Reports on Form 8-K dated April 17, 2017, August 17, 2017 and June 15, 2018.

The BD Amendment has the effect of postponing certain payments relating to the Moenkopi Formation under the BD PSA until October 1, 2019, provided that, if the shares of common stock of our company are not listed on the TSX Venture Exchange on or before October 1, 2018, the payment deadline will remain December 31, 2018.

In connection with the BD Amendment, the Company entered into a Ratification of Purchase and Sale Agreement with WEM on August 16, 2018 but effective March 1, 2017, whereby the Company ratified, adopted and approved the BD Amendment and further guaranteed all the obligations of Black Dragon.

Purchase and Sale Agreement – Rolling Rock

On August 16, 2018, but effective as of March 1, 2017, our wholly-owned subsidiary Rolling Rock Resources, LLC (“Rolling Rock”) entered into a Fourth Amendment to Purchase and Sale Agreement (the “RR Amendment”), which amended the terms of the Purchase and Sale Agreement dated effective March 1, 2017 (the “RR PSA”), between Rockies Standard Oil Company, LLC (“RSOC”) and Rolling Rock. The terms of the RR PSA were disclosed in Current Reports on Form 8-K dated April 21, 2017, August 17, 2017 and June 15, 2018.

The RR Amendment has the effect of postponing certain payments relating to the Mancos Formation under the RR PSA until October 1, 2019, provided that, if the shares of common stock of our company are not listed on the TSX Venture Exchange on or before October 1, 2018, the payment deadline will remain December 31, 2018.

In connection with the RR Amendment, the Company entered into a Ratification of Purchase and Sale Agreement with RSOC on August 16, 2018 but effective March 1, 2017, whereby the Company ratified, adopted and approved the RR Amendment and further guaranteed all the obligations of Rolling Rock.

Item 8.01 Other Events

A copy of our press release dated August 16, 2018 is furnished herewith.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Third Amendment to Purchase and Sale Agreement dated effective as of March 1, 2017 between Black Dragon Energy, LLC and WEM Dragon, LLC
10.2	Ratification of Purchase and Sale dated effective as of March 1, 2017 between Fortem Resources Inc. and WEM Dragon, LLC
10.3	Fourth Amendment to Purchase and Sale Agreement dated effective as of March 1, 2017 between Rolling Rock Resources, LLC and Rockies Standard Oil Company, LLC
10.4	Ratification of Purchase and Sale Agreement dated March 1, 2017 between Rockies Standard Oil Company, LLC and the Company
99.1	Press release dated August 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTEM RESOURCES INC.

By:

/s/ Michael Caetano

Michael Caetano

Director

Date: August 17, 2018

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